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                                                             Form 10-K
                                                             Year Ended 12/31/00
                                                             EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports, included in this form 10K, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 33-43642, 33-49431, 33-49809, 33-52805, 33-61387, 333-80995, 333-37042 and 333-55788) and Form S-3
(File Nos. 33-57807 and 333-44303) and previously filed post-effective amendments thereto.




Chicago, Illinois
March 29, 2001